                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: AUGUST 8, 2002

                             MEDIS TECHNOLOGIES LTD.
             (Exact name of Registrant as specified in its charter)

        DELAWARE                0-30391                   13-3669062
(State of incorporation) (Commission File No.) (IRS Employer Identification No.)

                                805 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                    (Address of principal executive offices)

                  Registrant's telephone number: (212) 935-8484
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ITEM 9. REGULATION FD DISCLOSURE.

        (a)  CERTIFICATION BY CHIEF EXECUTIVE OFFICER OF QUARTERLY REPORT

                       CERTIFICATION OF QUARTERLY REPORT

I, Robert K. Lifton, Chairman and Chief Executive Officer of Medis Technologies Ltd. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 7, 2002

                                            /s/ ROBERT K. LIFTON
                                            ------------------------------------
                                            Robert K. Lifton
                                            Chairman and Chief Executive Officer


        (b)  CERTIFICATION BY CHIEF FINANCIAL OFFICER OF QUARTERLY REPORT

                       CERTIFICATION OF QUARTERLY REPORT

I, Israel Fisher, Chief Financial Officer of Medis Technologies Ltd. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 7, 2002


                                            /s/ ISRAEL FISHER
                                            ------------------------------------
                                            Israel Fisher
                                            Chief Financial Officer
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2002


                                            MEDIS TECHNOLOGIES LTD.


                                            By: /s/ ROBERT K. LIFTON
                                                --------------------------------
                                                Name:  Robert K. Lifton
                                                Title: Chief Executive Officer